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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2004


                             SEARS, ROEBUCK AND CO.
               (Exact name of registrant as specified in charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


               1-416                                  36-1750680
       (Commission File Number)             (IRS Employer Identification No.)


            3333 Beverly Road,                         60179
           Hoffman Estates, Illinois                 (Zip Code)
      (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 286-2500

  (Former name or former address, if changed since last report): Not Applicable






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Item 7.     Financial Statements and Exhibits.

            Exhibit 99   Press release dated January 29, 2004.



Item 12.    Results of Operations and Financial Condition.

            On January 29, 2004 the Registrant issued a press release announcing its fourth quarter and full-year 2003 earnings, which is attached hereto as Exhibit 99.

            The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, but shall be deemed to be incorporated by reference in and made a part of the following registration statements filed under the Securities Act of 1933, as amended: Registration Statement Nos. 2-80037, 33-18081, 33-23793, 33-41485, 33-45479, 33-55825, 33-58851, 33-64345, 33-64775,
            333-08141, 333-18591, 333-38131, 333-43309, 333-52056, 333-72514,
            333-87942, 333-92082 and 333-102114.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SEARS, ROEBUCK AND CO.


                                              By: /s/ Michael J. Graham
                                                  ------------------------------
                                                  Michael J. Graham
                                                  Vice President and Controller



Date: January 29, 2004

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                                  EXHIBIT INDEX

Exhibit No.

    99          Press release dated January 29, 2004.



                                       E-1